Exhibit 1.1

$200,000,000

MPT OPERATING PARTNERSHIP, L.P.

MPT FINANCE CORPORATION

6.375% Senior Notes due 2022

Underwriting Agreement

February 3, 2012

J.P. Morgan Securities LLC

As Representative of the

several Underwriters listed

in Schedule 1 hereto

c/o J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

Ladies and Gentlemen:

MPT Operating Partnership, L.P., a Delaware limited partnership (the “Company”), and MPT Finance Corporation, a Delaware corporation (“Finco” and, together with the Company, the “Issuers”), propose to issue and sell to the several underwriters listed in Schedule 1 hereto (the “Underwriters”), for whom you are acting as representative (the “Representative”), $200,000,000 in aggregate principal amount of its 6.375% Senior Notes due 2022 (the “Securities”). The Securities will be issued pursuant to an Indenture to be dated as of February 17, 2012 (the “Indenture”) among the Issuers, Medical Properties Trust, Inc., a Maryland corporation (“MPT”), and the other guarantors listed on the signature pages hereto (the “Subsidiary Guarantors” and, together with MPT, the “Guarantors”) and Wilmington Trust, National Association, as trustee (the “Trustee”), and will be guaranteed on an unsecured senior basis, jointly and severally, by each of the Guarantors (the “Guarantees”).

On or prior to the Closing Date (as defined below), the Issuers will enter into an escrow agreement (the “Escrow Agreement”) with the Trustee and an escrow agent (the “Escrow Agent”), pursuant to which the Underwriters will deposit with the Escrow Agent the net proceeds received by the Issuers from the offering of the Securities sold on the Closing Date together with an additional amount sufficient to redeem the Securities in cash at a redemption price in the amount and manner and at times set forth in the Indenture for the latest special redemption date indicated therein (the “Escrow Redemption Amount”) (collectively, with any other property from time to time held by the Escrow Agent, the “Escrow Property”). The Escrow Property will be held by the Escrow Agent in an escrow account (the “Escrow Account”) in accordance with the terms and provisions set forth in the Escrow Agreement, and released on the Release Date set forth in the Escrow Agreement (such date of release, the “Release Date”) in accordance with the conditions set forth therein. Until the Escrow Property is so released, the

Securities will be secured by a first-priority security interest in the Escrow Account and the Escrow Property pursuant to the Escrow Agreement. If the Release Date does not occur by May 17, 2012 (the “Outside Date”), the Issuers will redeem (the “Redemption”) the Securities at the Escrow Redemption Amount in accordance with the terms of the Indenture. The Redemption will occur no later than two business days following the Outside Date (the “Redemption Date”).

The Issuers hereby confirm their agreement with the several Underwriters concerning the purchase and sale of the Securities, as follows:

Section 1. Registration Statement. The Issuers and MPT have prepared and filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Securities Act”), a registration statement on Form S-3 (File No. 333-179320), including a prospectus, relating to the Securities. Such registration statement, as amended at the time it became effective, including the information, if any, deemed pursuant to Rule 430A, 430B or 430C under the Securities Act to be part of the registration statement at the time of its effectiveness (“Rule 430 Information”), is referred to herein as the “Registration Statement”; and as used herein, the term “Preliminary Prospectus” means the preliminary prospectus dated February 3, 2012 specifically relating to the Securities and the prospectus included in the Registration Statement at the time of its effectiveness that omits Rule 430 Information, and the term “Prospectus” means the prospectus in the form first used (or made available upon request of purchasers pursuant to Rule 173 under the Securities Act) in connection with confirmation of sales of the Securities. If the Issuers and MPT have filed an abbreviated registration statement pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement. Any reference in this Agreement to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the effective date of the Registration Statement or the date of such Preliminary Prospectus or the Prospectus, as the case may be and any reference to “amend”, “amendment” or “supplement” with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Exchange Act”) that are deemed to be incorporated by reference therein. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Registration Statement and the Prospectus.

The Ernest Acquisition Transactions and Financing Transactions. On January 31, 2012, affiliates of the Company’s operating partnership, MPT Operating Partnership, L.P., a Delaware limited liability partnership and majority owned subsidiary of the Company (the “Operating Partnership”), entered into definitive agreements to make loans to and acquire assets from Ernest Health, Inc. (“Ernest”) and to make an equity contribution to the parent of Ernest for a combined purchase price and investment of approximately $396.5 million, in each case as described in the Registration Statement, the Preliminary Prospectus and the Prospectus. These transactions are collectively referred to herein and therein as the “Ernest Acquisition Transactions.”

On January 25, 2012, the Company received a commitment letter and term sheet for an $80 million new senior unsecured term loan facility. In addition, the Company requested a $70 million increase (permitting borrowings up to $400 million) pursuant to the accordion feature in its revolving credit facility that will close contemporaneously with the closing of the new term loan facility.

On February 1, 2012, MPT priced an offering of 23,575,000 shares of its common stock (including 3,075,000 shares to be sold pursuant to the exercise in full of the equity underwriters’ over-allotment option) at a price of $9.75 per share. The offering is scheduled to settle on February 7, 2012 and is expected to generate $218,662,000 of net proceeds, which will be contributed to the Company to finance a portion of the Ernest Acquisition Transactions.

In addition to the net proceeds from the offering of MPT’s common stock, borrowings under the new term loan facility and the $400 million credit facility may be used to finance the Ernest Acquisition Transactions. These transactions are collectively referred to herein as the “Financing Transactions.”

The agreements governing the Ernest Acquisition Transactions and the Financing Transactions are collectively referred to herein as the “Transactions Agreements.”

At or prior to the Applicable Time (as defined below), the Issuers and MPT had prepared the following information (collectively, the “Pricing Disclosure Package”): the Preliminary Prospectus and each “free-writing prospectus” (as defined pursuant to Rule 405 under the Securities Act) listed on Annex A hereto.

“Applicable Time” means 3:55 p.m., New York City time, on February 3, 2012 or such other time as agreed by the Company and the Representative.

Section 2. Purchase of the Securities by the Underwriters.

(a) The Issuers agree to issue and sell the Securities to the several Underwriters as provided in this Agreement, and each Underwriter, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to purchase from the Issuers the respective principal amount of Securities set forth opposite such Underwriter’s name in Schedule 1 hereto at a price equal to 98.25% of the principal amount thereof plus accrued interest, if any, from February 17, 2012 to the Closing Date (as defined below). The underwriting discount shall be 1.75% of the principal amount of Securities (the “Underwriters’ Discount”), it being agreed that (x) 50% of the Underwriters Discount shall be payable to the Underwriters in connection with the sale of the Securities on the Closing Date and (y) the remaining 50% of the Underwriters’ Discount shall be placed in the Escrow Account on the Closing Date and if and only if the Release Date occurs, Company agrees to direct the Escrow Agent to pay by wire transfer of immediately available funds from the Escrow Account the remaining 50% of the Underwriters’ Discount to the Underwriters on the Release Date.

(b) The Issuers understand that the Underwriters intend to make a public offering of the Securities as soon after the effectiveness of this Agreement as in the judgment of the Representative is advisable, and initially to offer the Securities on the terms set forth in the Prospectus.

The Issuers and each of the Guarantors acknowledge and agree that the Underwriters may offer and sell Securities to or through any affiliate of an Underwriter and that any such affiliate may offer and sell Securities purchased by it to or through any Underwriter.

(c) Payment for and delivery of the Securities will be made at the offices of Cahill Gordon & Reindel LLP at 10:00 A.M., New York City time, on February 17, 2012 or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Representative and the Issuers may agree upon in writing. The time and date of such payment and delivery is referred to herein as the “Closing Date”.

(d) Payment for the Securities shall be made by wire transfer in immediately available funds to the account(s) specified by the Issuers, against delivery to the nominee of The Depository Trust Company for the account of one or more global notes representing the Securities (collectively, the “Global Note”), with any transfer taxes payable in connection with the sale of the Securities duly paid by the Issuers. The Global Note will be made available for inspection by the Representative not later than 1:00 P.M., New York City time, on the business day prior to the Closing Date.

(e) The Issuers and each of the Guarantors acknowledge and agree that the Underwriters are acting solely in the capacity of an arm’s length contractual counterparty to the Issuers and each of the Guarantors with respect to the offering of Securities contemplated hereby (including in connection with determining the terms of the offering) and not as financial advisors or fiduciaries to, or agents of, the Issuers, the Guarantors or any other person. Additionally, neither the Representative nor any other Underwriter is advising the Issuers, the Guarantors or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Issuers and each of the Guarantors shall consult with their own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and neither the Representative nor any other Underwriter shall have any responsibility or liability to the Issuers or the Guarantors with respect thereto. Any review by the Representative or any Underwriter of the Issuers, the Guarantors, and the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Representative or such Underwriter, as the case may be, and shall not be on behalf of the Issuers, the Guarantors or any other person.

Section 3. Representations and Warranties of the Issuers and the Guarantors. The Issuers and the Guarantors jointly and severally represent and warrant to each Underwriter that:

(a) Preliminary Prospectus. No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus included in the Pricing Disclosure Package, at the time of filing thereof, complied in all material respects with the Securities Act and did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Issuers and the Guarantors make no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Issuers in writing by such Underwriter through the Representative expressly for use in any Preliminary Prospectus, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 7(b) hereof.

(b) Pricing Disclosure Package. The Pricing Disclosure Package, at the Applicable Time did not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Issuers and the Guarantors make no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Issuers in writing by such Underwriter through the Representative expressly for use in such Pricing Disclosure Package, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 7(b) hereof. No statement of material fact included in the Prospectus has been omitted from the Pricing Disclosure Package and no statement of material fact included in the Pricing Disclosure Package that is required to be included in the Prospectus has been omitted therefrom.

(c) Issuer Free Writing Prospectus. Neither the Issuers nor MPT (including their respective agents and representatives, other than the Underwriters in their capacity as such) have prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the Securities (each such communication by the Issuers, MPT or their respective agents and representatives (other than a communication referred to in clauses (i), (ii) and (iii) below), an “Issuer Free Writing Prospectus”) other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act, (ii) the Preliminary Prospectus, (iii) the Prospectus, (iv) the documents listed on Annex A hereto and (v) any electronic road show or other written communications, in each case approved in writing in advance by the Representative. Each such Issuer Free Writing Prospectus complied in all material respects with the Securities Act, has been or will be (within the time period specified in Rule 433) filed in accordance with the Securities Act (to the extent required thereby) and, when taken together with the Preliminary Prospectus accompanying, or delivered prior to delivery of, such Issuer Free Writing Prospectus, did not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Issuers, MPT and each of the Subsidiary Guarantors make no representation and warranty with respect to any statements or omissions made in each such Issuer Free Writing Prospectus in reliance upon and in conformity with information relating to any Underwriter furnished to the Issuers, MPT and each of the Subsidiary Guarantors in writing by such Underwriter through the Representative expressly for use in any Issuer Free Writing Prospectus or Preliminary Prospectus, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 7(b) hereof.

(d) Registration Statement and Prospectus. The Registration Statement is an “automatic shelf registration statement” as defined under Rule 405 of the Securities Act that has been filed with the Commission not earlier than three years prior to the date hereof; and no notice of objection of the Commission to the use of such registration statement or any amendment thereto pursuant to Rule 401(g)(2) under the Securities Act has been received by the Issuers. No order suspending the effectiveness of the Registration Statement has been issued by the Commission and no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Issuers or related to the offering of the Securities has been initiated or threatened by the Commission; as of the applicable effective date of the Registration Statement and any amendment thereto, the Registration Statement and any such amendment complied and will comply in all material respects with the Securities Act and the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Trust Indenture Act”), and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date of the Prospectus and any amendment or supplement thereto and as of the Closing Date, the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Issuers, MPT and each of the Subsidiary Guarantors make no representation and warranty with respect to (i) that part of the Registration Statement that constitutes the Statement of Eligibility and Qualification (Form T-1) of the Trustee under the Trust Indenture Act or (ii) any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Issuers in writing by such Underwriter through the Representative expressly for use in the Registration Statement and the Prospectus and any amendment or supplement thereto, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 7(b) hereof.

(e) Incorporated Documents. The documents incorporated by reference in the Registration Statement, the Prospectus and the Pricing Disclosure Package, when they were filed with the Commission conformed in all material respects to the requirements of the Exchange Act, of 1934, as amended, and the rules and regulation of the Commission thereunder (collectively, the “Exchange Act”) and none of such documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Registration Statement, the Prospectus or the Pricing Disclosure Package, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(f) MPT Financial Statements. The consolidated financial statements of MPT and related notes thereto included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus, present fairly the consolidated financial position of MPT and its subsidiaries as of the dates indicated and the consolidated results of operations, cash flows and changes in stockholders’ equity of MPT for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles in the United States (“U.S. GAAP”) applied on a consistent basis throughout the periods covered thereby; the other financial and statistical data with respect to MPT and its subsidiaries included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus, other than information of the Company’s tenants, has been derived from the accounting records of MPT and its subsidiaries and presents fairly the information shown thereby; the pro forma financial statements of MPT and the related notes thereto included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein; there are no financial statements (historical or pro forma) that are required to be included or incorporated by reference in the Registration Statement, any Preliminary Prospectus or the Prospectus that are not included or incorporated by reference as required; MPT and its subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not described in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus; and all disclosures included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus, regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Securities Act, to the extent applicable; the interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus present fairly the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(g) No Material Adverse Change. Subsequent to the respective dates as of which information is given in the Registration Statement, the Pricing Disclosure Package and the Prospectus, in each case excluding any amendments or supplements to the foregoing made after the execution of this Agreement, there has not been (i) any material adverse change, or any development involving a prospective material adverse change, in the business, properties, management, financial condition or results of operations of the Company, Finco, MPT and their respective subsidiaries taken as a whole, (ii) any transaction which is material to the Company, Finco, MPT and their respective subsidiaries taken as a whole, (iii) any obligation or liability, direct or contingent (including any off-balance sheet obligations), incurred by the Company, Finco, MPT or any of their respective subsidiaries, which is material to the Company, Finco, MPT and their respective subsidiaries taken as a whole, (iv) any material change in the capital stock or outstanding indebtedness of the Company, Finco, MPT or any of their respective subsidiaries or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company, Finco, MPT or any of their respective subsidiary.

(h) Organization and Good Standing. The Company, Finco, MPT and each of their respective subsidiaries have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, except where the failure to be so qualified, in good standing or have such power or authority would not, individually or in the aggregate, have a material adverse effect on the business, properties, management, financial condition, results of operations or prospects of the Company, Finco, MPT and their respective subsidiaries taken as a whole or on the performance by the Company, Finco, MPT and the Subsidiary Guarantors of their obligations under the Securities and the Guarantees (a “Material Adverse Effect”). The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Schedule 2(a) to this Agreement. MPT does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Schedule 2(b) to this Agreement; MPT owns, directly or indirectly, all of the issued and outstanding capital stock or other ownership interest of each of the subsidiaries listed in Schedule 2(b) to this Agreement, other than the Company and Mountain View-MPT Hospital, LLC, of which MPT owns, directly or indirectly, a majority of the limited partnership units or limited liability company membership interests, as the case may be; other than the capital stock or other ownership interest of the subsidiaries listed in Schedule 2(b) to this Agreement, MPT does not own, directly or indirectly, any shares of stock or any other equity interests or long-term debt securities of any corporation, firm, partnership, joint venture, association or other entity.

(i) Capitalization. All the outstanding shares of capital stock or other equity interests of each subsidiary of the Company and MPT have been duly authorized and validly issued and are fully paid and non-assessable and, except as otherwise described in paragraph (h) above, are owned directly or indirectly by the Company or MPT, as applicable, free and clear of any security interest, other encumbrance or adverse claim, except where such security interests, other encumbrances or adverse claims would not materially affect or interfere in any material respect with the Company’s or MPT’s, as applicable, ability to exercise control over each of its subsidiaries.

(j) Due Authorization. Each of the Issuers, MPT and each of the Subsidiary Guarantors has full right, power and authority to execute and deliver this Agreement, the Securities and the Indenture (including each Guarantee set forth therein) (collectively, the “Transaction Documents”) and to perform their respective obligations hereunder and thereunder; and all action required to be taken for the due and proper authorization, execution and delivery of each of the Transaction Documents and the consummation of the transactions contemplated thereby has been duly and validly taken.

(k) The Indenture. The Indenture has been duly authorized by each of the Issuers and each of the Guarantors and upon effectiveness of the Registration Statement was or will have been duly qualified under the Trust Indenture Act and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of each of the Issuers and each of the Guarantors enforceable against each of the Issuers and each of the Guarantors in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability (collectively, the “Enforceability Exceptions”).

(l) The Securities and the Guarantees. The Securities have been duly authorized by each of the Issuers and, when duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the each of the Issuers enforceable against each of the Issuers in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture; and the Guarantees have been duly authorized by each of the Guarantors and, when the Guarantees have been duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be valid and legally binding obligations of each of the Guarantors, enforceable against each of the Guarantors in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

(m) Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by the Company, Finco and each of the Guarantors.

(n) Escrow Agreement. The Escrow Agreement has been duly authorized by the Issuers and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Issuers enforceable against the Issuers in accordance with its terms, except as enforceability may be limited by the Enforceability Exceptions.

(o) Escrow Account. Upon execution of the Escrow Agreement, the establishment of the Escrow Account to hold the Escrow Property and the issuance of the Securities and the Escrow Property granted in favor of the Escrow Agent for the benefit of the Trustee and the holders of the Securities pursuant to the Escrow Agreement will constitute a perfected security interest and there are no other liens on or security interests in the Escrow Account or the Escrow Property.

(p) Descriptions of the Transaction Documents. Each Transaction Document conforms in all material respects to the description thereof contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(q) Acquisition and Related Transactions. The Acquisition and the Related Transactions have been duly authorized by the Company and MPT.

(r) No Violation or Default. None of the Issuers, MPT nor any of their respective subsidiaries is in breach or violation of or in default under (nor has any event occurred which, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (A) its respective charter or bylaws, or other organizational documents, or (B) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which it is a party or any of the subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected, or (C) any federal, state, local or foreign law, regulation or rule, or (D) any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority, or (E) any decree, judgment or order applicable to the Issuers, MPT or any of their respective subsidiaries or any of their respective properties; except with respect to clauses (B) through (E) only for any such breach or violation or default that would not reasonably be expected to have a Material Adverse Effect.

(s) No Conflicts. The execution, delivery and performance of this Agreement, the issuance and sale of the Securities (including the Guarantees), the consummation of the transactions contemplated by this Agreement, granting of the security interests in the Escrow Account and the Escrow Property, the execution, delivery and performance of the Transactions Agreements and the consummation of the Ernest Acquisition Transactions and Financing Transactions will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of the Issuers, MPT or any of their respective subsidiaries pursuant to (A) the charter or bylaws, or other organizational document, of the Issuers, MPT or any of their respective subsidiaries or (B) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Issuers, MPT or any of their respective subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected, or (C) any federal, state, local or foreign law, regulation or rule, or (D) any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority, or (E) any decree, judgment or order applicable to the Issuers, MPT or any of their respective subsidiaries or any of their respective properties; except with respect to clauses (B) through (E) only for any such breach or violation or default that would not reasonably be expected to have a Material Adverse Effect.

(t) No Consents Required. No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Issuers and each of the Guarantors of respective obligations under each of the Transaction Documents to which each is a party, the issuance and sale of the Securities (including the Guarantees) and compliance by the Issuers and each of the Guarantors with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents, the Acquisition and the Related Transactions, except for (i) such consents, approvals, authorizations, orders and registrations or qualifications as may be required by the Financial Industry Regulatory Authority, Inc. (“FINRA”) or under blue sky laws of the various jurisdictions in which the Securities are being offered by the Underwriters; and (ii) those that have been obtained or will be obtained or completed by the time of purchase of the Securities on the Closing Date.

(u) Legal Proceedings. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no actions, suits, claims, investigations or proceedings pending or, to the Issuers’ or any Guarantors’ knowledge, threatened or contemplated to which the Issuers, MPT or any of their respective subsidiaries or any of their respective directors or officers is or would be a party or of which any of their respective properties is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or before or by any self-regulatory organization or other non-governmental regulatory authority, except any such action, suit, claim, investigation or proceeding which, if resolved adversely to the Issuers, MPT or any of their respective subsidiaries, would not, individually or in the aggregate, have a Material Adverse Effect.

(v) Independent Accountants. PricewaterhouseCoopers LLP, whose report on the consolidated financial statements of MPT and the subsidiaries as of December 31, 2009 and 2010 and for each of the years in the three (3) year period ended December 31, 2010 is included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus, is an independent registered public accounting firm with respect to MPT and its subsidiaries within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States) and as required by the Securities Act.

(w) Title to Real and Personal Property.

(i) The Company, MPT and their respective subsidiaries have good and marketable title in fee simple to all real property, and good title to all personal property, owned by them, in each case free and clear of all liens, claims, security interests, pledges, charges, encumbrances, encroachments, restrictions, mortgages and other defects, except such as are disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus or listed as an exception to any owner’s or leasehold title insurance policy with respect to such real property and personal property made available by the Company to the Underwriters or their counsel or such as do not materially and adversely affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company, MPT and their respective subsidiaries; any real property, improvements, equipment and personal property held under lease by the Company, MPT or any of their respective subsidiaries are held under valid, existing and enforceable leases, with such exceptions as are disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus or are not material and do not interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by the Company, MPT or such subsidiary; the Company, MPT or a subsidiary has obtained an owner’s or leasehold title insurance policy, from a title insurance company licensed to issue such policy, on any real property owned in fee or leased, as the case may be, by the Company, MPT or any of their respective subsidiaries, that insures the Company’s or the subsidiary’s fee or leasehold interest, as the case may be, in such real property, or a lender’s title insurance policy insuring the lien of its mortgage securing the real property with coverage equal to the maximum aggregate principal amount of any indebtedness held by the Company or a subsidiary and secured by the real property.

(ii) To the knowledge of the Issuers and the Guarantors and except as previously disclosed in property condition reports provided to the Underwriters or their legal counsel, all real property owned or leased by the Company, MPT or any of their respective subsidiaries, whether owned in fee simple or through a joint venture or other partnership (each, a “Property” and collectively the “Properties”), (i) is free of any material structural defects and all building systems contained therein are in good working order in all material respects, subject to ordinary wear and tear or (ii) in each instance, the Company, MPT or any of their respective subsidiaries, as the case may be, has either caused tenant to be responsible for such matters or has created or caused to be created an adequate reserve or capital budget to effect reasonably required repairs, maintenance and capital expenditures; to the knowledge of the Issuers and the Guarantors, water, storm water, sanitary sewer, electricity and telephone service are all available at the property lines of such property over duly dedicated streets or perpetual easements of record benefiting such property; to the knowledge of the Issuers and the Guarantors, no notice of any pending or threatened special assessment, tax reduction proceeding or other action that could reasonably be expected to have a Material Adverse Effect has been received.

(iii) Each of the properties listed in the Registration Statement, the Pricing Disclosure Package and the Prospectus as a property with respect to which the Company, MPT or one of their respective subsidiaries has a leasehold interest is the subject of a lease that has been duly and validly authorized, executed and delivered by or on behalf of the Company, MPT or their respective subsidiaries, and to the knowledge of the Issuers and the Guarantors, by each of the other parties thereto and each such lease constitutes a valid and binding agreement of the parties thereto, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally or by general principles of equity.

(iv) There are no real property interests or loans in respect of real property that any of the Company, MPT and their respective subsidiaries directly or indirectly intends to acquire, lease, originate or underwrite or any contracts, letters of intent, term sheets, agreements, arrangements or understandings with respect to the direct or indirect acquisition, disposition, origination or underwriting by the Company, MPT or their respective subsidiaries of interests in real property or loans in respect of real property that are required to be described in an S-11 Registration Statement and are not so described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(v) To the knowledge of the Issuers and the Guarantors, each of the Properties complies with all applicable zoning laws, ordinances, regulations and deed restrictions or other covenants in all material respects or, if and to the extent there is a failure to comply, such failure does not materially impair the value of any of the Properties and will not result in a forfeiture or reversion of title; to the knowledge of the Issuers and the Guarantors, there is no pending or threatened condemnation, zoning change or other similar proceeding or action that will in any material respect affect the size or use of, improvements on, or construction on or access to the Properties, except such zoning changes, proceedings or actions that individually or in the aggregate would not reasonably be expected to have a

Material Adverse Effect; to the knowledge of the Company and MPT, no lessee of any portion of any of the Properties is in default under any of the leases governing such properties and there is no event which, but for the passage of time or the giving of notice or both would constitute a default under any of such leases, except such defaults that would not reasonably be expected to have a Material Adverse Effect; and except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, no tenant under any lease pursuant to which any of the subsidiaries leases the Properties has an option or right of first refusal to purchase the premises leased thereunder or the building of which such premises are a part, except as such options or rights of first refusal which, if exercised, would not reasonably be expected to have a Material Adverse Effect.

(vi) The mortgages and deeds of trust encumbering the real property owned by the Company, MPT and their respective subsidiaries are not convertible nor will the Company or MPT hold a participating interest therein and such mortgages and deeds of trust are not cross-defaulted or cross-collateralized to any property not to be owned directly or indirectly by the Company, MPT or their respective subsidiaries.

(x) Title to Intellectual Property. Except as would not reasonably be expected to have a Material Adverse Effect, (A) each of the Company, MPT and their respective subsidiaries own, or have obtained valid and enforceable licenses for, or other rights to use, the inventions, patent applications, patents, trademarks (both registered and unregistered), tradenames, service names, copyrights, trade secrets and other proprietary information described in the Registration Statement, the Pricing Disclosure Package and the Prospectus as being owned or licensed by them or which are necessary for the conduct of, or material to, their respective businesses as currently conducted (collectively, “Intellectual Property”) and (B) neither the Issuers nor any Guarantor is aware of any claim to the contrary or any challenge by any other person to the rights of the Company, MPT or any of their respective subsidiaries with respect to the Intellectual Property.

(y) Intellectual Property Infringement. To the knowledge of the Company, MPT or any of their respective subsidiaries, (A) neither the Company, MPT nor any of their respective subsidiaries has infringed or is infringing the intellectual property of a third party and (B) neither the Company, MPT nor any of their respective subsidiaries has received notice of a claim by a third party to the contrary, except for any such notice that would not reasonably be expected to have a Material Adverse Effect.

(z) No Undisclosed Relationships. No relationship, direct or indirect, exists between or among the Issuers, MPT or any of their respective subsidiaries, on the one hand, and the directors, officers, stockholders or other affiliates of the Company, MPT or any of their respective subsidiaries, on the other, that would be required by the Securities Act to be described pursuant to Section 404 of Regulation S-K in an Annual Report on Form 10-K that is not so described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(aa) Investment Company Act. Neither the Issuers, MPT nor any of their respective subsidiaries is, and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, none of them will be, an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(bb) Taxes. Each of the Company, MPT and their respective subsidiaries have timely filed all material tax returns required to be filed through the date hereof or have properly requested extensions thereof, and all material taxes and other assessments of a similar nature (whether imposed directly or through withholding) including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such entities have been timely paid, other than those being contested in good faith and for which adequate reserves have been provided.

(cc) Licenses and Permits. Each of the Company, MPT and their respective subsidiaries has all necessary licenses, permits, authorizations, consents and approvals, possess valid and current certificates, has made all necessary filings required under any federal, state or local law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons, required in order to conduct their respective businesses and own their respective properties and other assets as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, except to the extent that any failure to have any such licenses, permits, authorizations, consents or approvals, to make any such filings or to obtain any such authorizations, consents or approvals, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect; to the knowledge of the Issuers and the Guarantors after due inquiry, each tenant or proposed tenant of the Properties has all necessary licenses, permits, authorizations, consents and approvals, possess valid and current certificates, except to the extent that any failure to have any such licenses, permits, authorizations, consents or approvals, to make any such filings or to obtain any such authorizations, consents or approvals, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect; each tenant or proposed tenant of the Properties is responsible for making all necessary filings required under any federal, state or local law, regulation or rule and obtain all necessary authorizations, consents and approvals from other persons, required in order to conduct their respective businesses and own their respective properties and other assets as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus and to the knowledge of the Issuers and the Guarantors, each tenant or proposed tenant of the Properties has made all such filings and obtained all such authorizations, consents and approvals, if any, except to the extent that any failure to have any such licenses, permits, authorizations, consents or approvals, to make any such filings or to obtain any such authorizations, consents or approvals, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect; neither the Company, MPT nor any of their respective subsidiaries and to the knowledge of the Issuers and the Guarantors, no tenant or proposed tenant of the Properties is required by any applicable law to obtain accreditation or certification from any governmental agency or authority in order to conduct the business or own the properties and other assets which it currently provides or owns or which it proposes to provide or own as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, except such accreditations and certifications described in the Registration Statement, the Pricing Disclosure Package and the Prospectus all of which have been obtained, except to the extent that any failure to have any such accreditation or certification, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect; neither the Company, MPT nor any of their respective subsidiaries and to the knowledge of the Issuers and the Guarantors, no tenant or proposed tenant of the Properties is in violation of, or in default under, or has received any written notice regarding a possible violation, default or revocation of any such certificate, license, permit, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company, MPT or any of their respective subsidiaries the effect of which, individually or in the aggregate, would result in a Material Adverse Effect.

(dd) No Labor Disputes. Except for matters which would not, individually or in the aggregate, have a Material Adverse Effect, (i) there is (A) no unfair labor practice complaint pending or, to the Company’s knowledge, threatened against the Company, MPT or any of their respective subsidiaries before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or, to the Issuers’ or the Guarantors’ knowledge, threatened, (B) no strike, labor dispute, slowdown or stoppage pending or, to the Issuers’ or the Guarantors’ knowledge, threatened against the Company, MPT or any of their respective subsidiaries and (C) no union representation dispute currently existing concerning the employees of the Company, MPT or any of their respective subsidiaries, (ii) to the Issuers’ or the Guarantors’ knowledge, no union organizing activities are currently taking place concerning the employees of the Company, MPT or any of their respective subsidiaries and (iii) there has been no violation of any federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees, any applicable wage or hour laws or any provision of the Employee Retirement Income Security Act of 1974 (“ERISA”) or the rules and regulations promulgated thereunder concerning the employees of MPT.

(ee) Compliance With Environmental Laws.

(i) The Company, MPT and their respective subsidiaries and, to the knowledge of the Issuers and the Guarantors, each tenant of the Properties, are in compliance with, and the Company, MPT and each of their respective subsidiaries and, to the knowledge of the Issuers and the Guarantors, each tenant of the Properties, hold all permits, authorizations and approvals required under Environmental Laws (as defined below), except to the extent that failure to so comply or to hold such permits, authorizations or approvals would not, individually or in the aggregate, have a Material Adverse Effect; there are no past or present conditions, circumstances, activities, practices, or actions or omissions on the part of the Company, MPT or their respective subsidiaries that would reasonably be expected to give rise to any material costs or liabilities to the Company, MPT or any of their respective subsidiaries under, or to interfere with or prevent material compliance by the Company, MPT or any of their respective subsidiaries with, Environmental Laws; except as would not, individually or in the aggregate, have a Material Adverse Effect, neither the Company, MPT nor any of their respective subsidiaries (i) is the subject of any investigation, (ii) has received any notice or written claim, (iii) is a party to or affected by any pending or, to either of the Issuers’ or the Guarantors’ knowledge, threatened action, suit or proceeding, (iv) is bound by any judgment, decree or order or (v) has entered into any agreement, in each case relating to any alleged violation of any

Environmental Law or any actual or alleged release or threatened release or cleanup at any location of any Hazardous Materials (as defined below) (as used herein, “Environmental Law” means any federal, state, local or foreign law, statute, ordinance, rule, regulation, order, decree, judgment, injunction, permit, license, authorization or other binding requirement, or common law, relating to the protection, cleanup or restoration of the environment or natural resources, including those relating to the distribution, processing, generation, treatment, storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials, and “Hazardous Materials” means any material (including, without limitation, pollutants, contaminants, hazardous or toxic substances or wastes) that is regulated by or may give rise to liability under any Environmental Law).

(ii) To the knowledge of either of the Issuers and the Guarantors, there are no costs or liabilities associated with any Environmental Law (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with any Environmental Law or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

(iii) To the knowledge of either of the Issuers and the Guarantors, none of the entities which prepared appraisals of the Properties, nor the entities which prepared Phase I or other environmental assessments with respect to the Properties, was employed for such purpose on a contingent basis or has any substantial interest in the Company, MPT or any of their respective subsidiaries, and none of their directors, officers or employees is connected with the Company, MPT or any of their respective subsidiaries as a promoter, selling agent, officer, director or employee.

(ff) Disclosure Controls. MPT and its subsidiaries maintain an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that is designed to ensure that information required to be disclosed by MPT in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to MPT’s management as appropriate to allow timely decisions regarding required disclosure. MPT and its subsidiaries have carried out evaluations of the effectiveness of their disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act.

(gg) Accounting Controls. MPT has established and maintains and evaluates “disclosure controls and procedures” (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act) and “internal control over financial reporting” (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to MPT, including its consolidated subsidiaries, is made known to MPT’s Chief Executive Officer and its Chief Financial Officer by others within those entities, and such disclosure controls and procedures are effective to perform the functions for which they were established; MPT’s independent auditors and the Audit Committee of the Board of Directors of MPT (the “Audit Committee”) have been advised of: (i) all significant deficiencies, if any, in the design or operation of internal controls which could adversely affect MPT’s ability to record, process, summarize and report financial data; and (ii) all fraud, if any, whether or not material, that involves management or other employees who have a role in MPT’s internal controls; all material weaknesses, if any, in internal controls have been identified to MPT’s independent auditors and the Audit Committee; since the date of the most recent evaluation of such disclosure controls and, procedures and internal controls, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses; the principal executive officers (or their equivalents) and principal financial officers (or their equivalents) of MPT have made all certifications required by the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”) and any related rules and regulations promulgated by the Commission, and the statements contained in each such certification are complete and correct; MPT, the subsidiaries and MPT’s directors and officers are each in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act and the rules and regulations of the Commission. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus fairly present the information called for in all material respects and have been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(hh) Insurance. The Company, MPT and each of their respective subsidiaries maintain or arrange for insurance covering their respective properties (not including those properties subject to a triple-net lease pursuant to which the tenant is responsible for maintaining or arranging for insurance relating to such property), personnel and businesses as the Company reasonably deems adequate; such insurance insures against such losses and risks to an extent which is adequate in accordance with customary industry practice to protect the Company, MPT and their respective subsidiaries and their respective businesses; to the knowledge of the Issuers and the Guarantors, all such insurance is fully in force on the date hereof.

(ii) Material Contracts. Neither the Company, MPT nor any of their respective subsidiaries has sent or received any communication regarding termination of, or intent not to renew, any of the material contracts or agreements referred to or described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, and no such termination or non-renewal has been threatened by the Company, MPT or any of their respective subsidiaries or, to the Issuers’ or the Guarantors’ knowledge, any other party to any such contract or agreement, except for any communication regarding such termination or non-renewal which would not reasonably be expected to have a Material Adverse Effect.

(jj) No Unlawful Payments. None of MPT, any of its subsidiaries (including the Company) or, to the knowledge of MPT, any director, officer, employee or agent, affiliate or other person acting on behalf of MPT or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give , or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA, or which payment, receipt or retention of funds is of a character required to be disclosed in the Registration Statement, any Preliminary Prospectus or the Prospectus, and MPT and, to the knowledge of MPT, its affiliates have conducted their business in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(kk) Compliance with Money Laundering Laws. The operations of the Company, MPT and their respective subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company, MPT or any of their respective subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of each of the Issuers or the Guarantors, threatened.

(ll) Compliance with OFAC. None of the Company, MPT or any of their respective subsidiaries or, to the knowledge of each of the Issuers or the Guarantors, any director, officer, agent, employee or affiliate of the Company, MPT or any of their respective subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”); and the Company and MPT will not, directly or indirectly, use the proceeds of the offering of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(mm) Solvency. On and immediately after the Closing Date, the Company and each of the Guarantors (after giving effect to the issuance of the Securities and the other transactions related thereto as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus) will be Solvent. As used in this paragraph, the term “Solvent” means, with respect to a particular date, that on such date (i) the present fair market value (or present fair saleable value) of the assets of the Company and each of the Guarantors is not less than the total amount required to pay the liabilities of the Company and each of the Guarantors on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured; (ii) the Company and each of the Guarantors are able to realize upon its assets and pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business; (iii) assuming consummation of the issuance of the Securities as contemplated by this Agreement, the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company and each of the Guarantors are not incurring debts or liabilities beyond its ability to pay as such debts and liabilities mature; (iv) the Company and each of the Guarantors are not engaged in any business or transaction, and does not propose to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which the Company or any of the Guarantors are engaged; and (v) neither the Company nor any of the Guarantors is a defendant in any civil action that could reasonably be expected to result in a judgment that the Company or any of the Guarantors is or would be unable to satisfy.

(nn) No Restrictions on Subsidiaries. No subsidiary of the Company or MPT is currently prohibited, directly or indirectly, from paying any dividends to the Company or MPT, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company or MPT any loans or advances to such subsidiary from the Company, MPT or from transferring any of such subsidiary’s properties or assets to the Company, MPT or any other subsidiary of the Company or MPT.

(oo) No Broker’s Fees. Neither the Company, MPT nor any of their respective subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against any of them or any Underwriter for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Securities.

(pp) No Registration Rights. No person has the right to require the Issuers or any of their subsidiaries to register any securities for sale under the Securities Act by reason of the filing of the Registration Statement with the Commission or the issuance and sale of the Securities.

(qq) No Stabilization. Neither the Issuers, MPT nor any of the Subsidiary Guarantors has taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

(rr) Margin Rules. Neither the issuance, sale and delivery of the Securities nor the application of the proceeds thereof by the Issuers as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

(ss) Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(tt) Statistical and Market Data. All statistical or market-related data included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus are based on or derived from sources that the Issuers and MPT believe to be reliable and accurate, and the Issuers and MPT have obtained the written consent to the use of such data from such sources to the extent required.

(uu) Real Estate Investment Trust. MPT has qualified to be taxed as a real estate investment trust pursuant to Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the “Code”) for all taxable years ended on or prior to December 31, 2011, beginning with its taxable year that began on April 6, 2004 and ended on December 31, 2004, and its current and proposed method of operation as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus will enable MPT to continue to meet the requirements for qualification and taxation as a real estate investment trust under the Code for its taxable year ending December 31, 2012 and thereafter; all statements in the Registration Statement, the Pricing Disclosure Package and the Prospectus regarding MPT’s qualification and taxation as a real estate investment trust are correct in all material respects; MPT presently intends to continue to qualify as a real estate investment trust under the Code this year and for all subsequent years, and MPT does not know of any existing condition that would cause or is likely to cause MPT to fail to qualify as a real estate investment trust under the Code for the taxable year ending December 31, 2012 or anytime thereafter.

(vv) The Company. The Company is and has been at all times classified as a partnership or disregarded entity, and not as an association or partnership taxable as a corporation, for federal income tax purpose.

(ww) Sarbanes-Oxley Act. There is and has been no failure on the part of MPT or any of MPT’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act, including Section 402 related to loans and Sections 302 and 906 related to certifications.

(xx) Status under the Securities Act. Each of the Issuers and MPT is not an ineligible issuer and MPT is a well-known seasoned issuer, in each case as defined under the Securities Act, in each case at the times specified in the Securities Act in connection with the offering of the Securities.

(yy) Ernest Financial Statements. To the knowledge of the Company, the consolidated financial statements and related notes of Ernest thereto included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and present fairly the consolidated financial position of the Ernest and its subsidiaries as of the dates indicated and the consolidated results of their operations and changes in their cash flows and in their stockholders’ deficit of the Ernest for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby, and the supporting schedules included or incorporated by reference in the Registration Statement present fairly the information required to be stated therein; and the other financial and statistical data with respect to Ernest and its subsidiaries included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus has been derived from the accounting records of the Ernest and its subsidiaries and presents fairly the information shown.

Any certificate signed by or on behalf of the Company, Finco, MPT or any of the Subsidiary Guarantors and delivered to the Underwriters or to the counsel for the Underwriters shall be deemed to be a representation and warranty by the Company, Finco, MPT or any of the Subsidiary Guarantors to the Underwriters as to the matters covered thereby.

Section 4. Further Agreements of the Issuers and the Guarantors. Each of the Issuers and each of the Guarantors jointly and severally covenant and agree with each Underwriter that:

(a) Required Filings. The Issuers and MPT will file the final Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430A, 430B or 430C under the Securities Act, will file any Issuer Free Writing Prospectus (including the Term Sheet in the form of Annex B hereto) to the extent required by Rule 433 under the Securities Act, and will file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities; and the Issuers and MPT will furnish copies of the Prospectus and each Issuer Free Writing Prospectus (to the extent not previously delivered) to the Underwriters in New York City prior to 10:00 A.M., New York City time, on the business day next succeeding the date of this Agreement in such quantities as the Representative may reasonably request. The Issuers and MPT will pay the registration fee for this offering within the time period required by Rule 456(b)(1)(i) under the Securities Act (without giving effect to the proviso therein) and in any event prior to the Closing Date.

(b) Delivery of Copies. The Issuers and MPT will deliver, without charge, (i) to the Representative, two signed copies of the Registration Statement as originally filed and each amendment thereto, in each case including all exhibits and consents filed therewith; and (ii) to each Underwriter (A) a conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits) and (B) during the Prospectus Delivery Period (as defined below), as many copies of the Prospectus (including all amendments and supplements thereto and documents incorporated by reference therein and each Issuer Free Writing Prospectus) as the Representative may reasonably request, in case of (i) and (ii)(A) only to the extent such documents are not publicly available on the Commission’s Electronic Data Gathering, Analysis, and Retrieval system. As used herein, the term “Prospectus Delivery Period” means such period of time after the first date of the public offering of the Securities as in the opinion of counsel for the Underwriters a prospectus relating to the Securities is required by law to be delivered (or required to be delivered but for Rule 172 under the Securities Act) in connection with sales of the Securities by any Underwriter or dealer.

(c) Amendments or Supplements; Issuer Free Writing Prospectuses. During the Prospectus Delivery Period, before making, preparing, using, authorizing, approving, referring to or filing any Issuer Free Writing Prospectus, and before filing any amendment or supplement to the Registration Statement or the Prospectus, the Issuers and MPT will furnish to the Representative and counsel for the Underwriters a copy of the proposed Issuer Free Writing Prospectus, amendment or supplement for review and will not make, prepare, use, authorize, approve, refer to or file any such Issuer Free Writing Prospectus or file any such proposed amendment or supplement to which the Representative reasonably objects.

(d) Notice to the Representative. The Issuers will advise the Representative promptly, and confirm such advice in writing, (i) when the Registration Statement has become effective; (ii) when any amendment to the Registration Statement has been filed or becomes effective; (iii) when any supplement to the Prospectus or any amendment to the Prospectus or any Issuer Free Writing Prospectus has been filed; (iv) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or the receipt of any comments from the Commission relating to the Registration Statement or any other request by the Commission for any additional information; (v) of the issuance by the Commission of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus or the Prospectus or the initiation or threatening of any proceeding for that purpose or pursuant to Section 8A of the Securities Act; (vi) of the occurrence of any event within the Prospectus Delivery Period as a result of which the Prospectus, the Pricing Disclosure Package or any Issuer Free Writing Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus, the Pricing Disclosure Package or any such Issuer Free Writing Prospectus is delivered to a purchaser, not misleading; (vii) of the receipt by the Issuers and MPT of any notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act; and (viii) of the receipt by the Issuers and MPT of any notice with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Issuers and MPT will use their commercially reasonable efforts to prevent the issuance of any such order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification of the Securities and, if any such order is issued, will obtain as soon as possible the withdrawal thereof.

(e) Pricing Disclosure Package. If at any time prior to the Closing Date (i) any event shall occur or condition shall exist as a result of which any of the Pricing Disclosure Package as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) it is necessary to amend or supplement any of the Pricing Disclosure Package to comply with law, the Issuers and MPT will immediately notify the Underwriters thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission (to the extent required) and furnish to the Underwriters and to such dealers as the Representative may designate, such amendments or supplements to any of the Pricing Disclosure Package (or any document to be filed with the Commission and incorporated by reference therein) as may be necessary so that the statements in any of the Pricing Disclosure Package as so amended or supplemented (including such documents to be incorporated by reference therein) will not, in light of the circumstances under which they were made, be misleading or so that any of the Pricing Disclosure Package will comply with law.

(f) Ongoing Compliance. If during the Prospectus Delivery Period (i) any event shall occur or condition shall exist as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Prospectus to comply with law, the Issuers and MPT will immediately notify the Underwriters thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission and furnish to the Underwriters and to such dealers as the Representative may designate, such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law.

(g) Blue Sky Compliance. The Issuers and MPT will qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representative shall reasonably request and will continue such qualifications in effect so long as required for the distribution of the Securities; provided that neither the Issuers, MPT nor any of the Subsidiary Guarantors shall be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

(h) Earning Statement. MPT will make generally available to its security holders and the Representative as soon as practicable an earning statement that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the “effective date” (as defined in Rule 158) of the Registration Statement.

(i) Clear Market. During the period from the date hereof through and including the date that is 90 days after the date hereof, each of the Issuers, MPT and each of the Subsidiary Guarantors will not, without the prior written consent of the Representative, offer, sell, contract to sell or otherwise dispose of any debt securities issued or guaranteed by each of the Issuers, MPT or any of the Subsidiary Guarantors and having a tenor of more than one year; provided that the foregoing shall not apply to the sale of the Securities under this Agreement.

(j) Use of Proceeds. The Issuers will apply the proceeds from the sale of the Securities as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the heading “Use of proceeds.”

(k) DTC. The Issuers will assist the Underwriters in arranging for the Securities to be eligible for clearance and settlement through DTC.

(l) No Stabilization. Neither of the Issuers, MPT nor any of the Subsidiary Guarantors will take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

(m) Record Retention. The Issuers and MPT will, pursuant to reasonable procedures developed in good faith, retain copies of each Issuer Free Writing Prospectus that is not filed with the Commission in accordance with Rule 433 under the Securities Act.

(n) Security Interest. On the Closing Date and until the Release Date, the Issuer shall cause the Securities to be secured by the Escrow Property to the extent and in the manner provided in the Escrow Agreement and as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

Section 5. Certain Agreements of the Underwriters. Each Underwriter hereby represents and agrees that it has not and will not use, authorize use of, refer to, or participate in the planning for use of, any “free writing prospectus”, as defined in Rule 405 under the Securities Act (which term includes use of any written information furnished to the Commission by the Issuers and MPT and not incorporated by reference into the Registration Statement and any press release issued by the Issuers and MPT) other than (i) a free writing prospectus that contains no “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) that was not included (including through incorporation by reference) in the Preliminary Prospectus or a previously filed Issuer Free Writing Prospectus, (ii) any Issuer Free Writing Prospectus listed on Annex A or prepared pursuant to Section 3(c) or Section 4(c) above (including any electronic road show), or (iii) any free writing prospectus prepared by such underwriter and approved by the Issuers and MPT in advance in writing (each such free writing prospectus referred to in clauses (i) or (iii), an “Underwriter Free Writing Prospectus”). Notwithstanding the foregoing, the Underwriters may use a term sheet substantially in the form of Annex B hereto without the consent of the Issuers or MPT.

Section 6. Conditions of Underwriters’ Obligations. The obligation of each Underwriter to purchase Securities on the Closing Date as provided herein is subject to the performance by each of the Issuers and each of the Guarantors of their respective covenants and other obligations hereunder and to the following additional conditions:

(a) Registration Compliance; No Stop Order. No order suspending the effectiveness of the Registration Statement shall be in effect, and no proceeding for such purpose, pursuant to Rule 401(g)(2) under the Securities Act or pursuant to Section 8A under the Securities Act shall be pending before or explicitly threatened by the Commission; the Prospectus and each Issuer Free Writing Prospectus shall have been timely filed with the Commission under the Securities Act (in the case of an Issuer Free Writing Prospectus, to the extent required by Rule 433 under the Securities Act) and in accordance with Section 4(a) hereof; and all requests by the Commission for additional information shall have been complied with to the reasonable satisfaction of the Representative.

(b) Representations and Warranties. The representations and warranties of each of the Issuers and the Guarantors contained herein shall be true and correct on the date hereof and on and as of the Closing Date; and the statements of each of the Issuers, the Guarantors and their respective officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date.

(c) No Downgrade. Subsequent to the earlier of (A) the Applicable Time and (B) the execution and delivery of this Agreement, if there are any debt securities or preferred stock of, or guaranteed by, the Company, Finco or MPT or any of their respective subsidiaries that are rated by a “nationally recognized statistical rating organization,” as such term is defined in Section 3(a)(62) of the Exchange Act, (i) no downgrading shall have occurred in the rating accorded any such debt securities or preferred stock and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of any such debt securities or preferred stock (other than an announcement with positive implications of a possible upgrading).

(d) No Material Adverse Change. No event or condition of a type described in Section 3(g) hereof shall have occurred or shall exist, which event or condition is not described in each of the Pricing Disclosure Package (excluding any amendment or supplement thereto) and the Prospectus (excluding any amendment or supplement thereto) the effect of which in the judgment of the Representative makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement, the Pricing Disclosure Package and the Prospectus.

(e) Officer’s Certificate. The Representative shall have received on and as of the Closing Date a certificate of an executive officer of the Issuers, MPT and of each Subsidiary Guarantor who has specific knowledge of the Issuers’, MPT’s or such Subsidiary Guarantor’s financial matters and is satisfactory to the Representative (i) confirming that such officer has carefully reviewed the Registration Statement, the Pricing Disclosure Package and the Prospectus and, to the knowledge of such officer, the representations set forth in Sections 3(b) and 3(d) hereof are true and correct, (ii) confirming that the other representations and warranties of the Issuers, MPT and each of the Subsidiary Guarantors in this Agreement are true and correct and that the Issuers, MPT and each of the Subsidiary Guarantors have complied with all agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date and (iii) to the effect set forth in paragraphs (b) and (c) above.

(f) Comfort Letters. On the date of this Agreement and on the Closing Date, (i) PricewaterhouseCoopers LLP shall have furnished to the Representative, at the request of the Issuers, letters, dated the respective dates of delivery thereof and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representative, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information of MPT and its subsidiaries contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus; provided that the letter delivered on the Closing Date shall use a “cut-off” date no more than three business days prior to the Closing Date; (ii) Moss Adams LLP shall have furnished to the Representative, at the request of the Issuers, letters, dated the respective dates of delivery thereof and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representative, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information of Prime Healthcare Services, Inc. and its subsidiaries contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus; and (iii) Ernst & Young LLP shall have furnished to the Representative, at the request of the Issuers, letters, dated the respective dates of delivery thereof and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representative, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information of Ernest and its subsidiaries contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(g) Opinion and Negative Assurance Letter of Counsel for the Issuers. Goodwin Procter LLP, counsel for the Issuers, shall have furnished to the Representative, at the request of the Issuers, their written opinion and negative assurance letter, dated the Closing Date and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representative, substantially in the form set forth in Annex C-1 hereto.

(h) Opinion of REIT Counsel for the Issuers. Baker, Donelson, Bearman, Caldwell & Berkowitz, PC, REIT counsel for the Issuers, shall have furnished to the Representative, at the request of the Issuers, their written opinion, dated the Closing Date and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representative, substantially in the form set forth in Annex C-2 hereto.

(i) Opinion and 10b-5 Statement of Counsel for the Underwriters. The Representative shall have received on and as of the Closing Date an opinion and 10b-5 statement of Cahill Gordon & Reindel LLP, counsel for the Underwriters, with respect to such matters as the Representative may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(j) No Legal Impediment to Issuance. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Securities or the issuance of the Guarantees; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Securities or the issuance of the Guarantees.

(k) Good Standing. The Representative shall have received on and as of the Closing Date satisfactory evidence of the good standing of the Issuers, MPT and the Subsidiary Guarantors in their respective jurisdictions of organization and satisfactory evidence of the good standing of the Issuers and MPT in such other jurisdictions as the Representative may reasonably request, in each case in writing or any standard form of telecommunication, from the appropriate governmental authorities of such jurisdictions.

(l) DTC. The Securities shall be eligible for clearance and settlement through DTC.

(m) Indenture. At the Closing Date, the Issuers, MPT, the Subsidiary Guarantors and the Trustee shall have entered into the Indenture and the Representative shall have received counterparts, conformed as executed, thereof.

(n) Escrow Agreement. On the Closing Date, (i) the Issuers, the Trustee and the Escrow Agent shall have executed the Escrow Agreement, and the Representative shall have received copies thereof, executed by the Issuers, the Trustee and the Escrow Agent and such agreement shall be in full force and effect at all times from and after the Closing Date and (ii) the Issuers shall have deposited the Escrow Property with the Escrow Agent solely in accordance with the Escrow Agreement.

(o) Chief Financial Officer Certificate. The Representative shall have received on and as of the Closing Date a certificate of the chief financial officer of MPT, in form and substance reasonably satisfactory to the Representative, substantially in the form set forth in Annex D hereto.

(p) Additional Documents. On or prior to the Closing Date, the Issuers, MPT and each of the Subsidiary Guarantors shall have furnished to the Representative such further certificates and documents as the Representative may reasonably request.

All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

Section 7. Indemnification and Contribution.

(a) Indemnification of the Underwriters. The Company, Finco, MPT and each of the Subsidiary Guarantors jointly and severally agree to indemnify and hold harmless each Underwriter, its affiliates, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, reasonable legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus or any Pricing Disclosure Package, or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Underwriter furnished to the Company and Finco in writing by such Underwriter through the Representative expressly for use therein.

(b) Indemnification of the Issuers. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, Finco, MPT each of the Subsidiary Guarantors, each of their respective directors and officers who signed the Registration Statement and each person, if any, who controls the Company, Finco, MPT or any of the Subsidiary Guarantors within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Underwriter furnished to the Company and Finco in writing by such Underwriter through the Representative expressly for use in the in the Registration Statement, the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus or any Pricing Disclosure Package, it being understood and agreed that the only such information consists of the following: first sentence of the third paragraph, the third sentence of the sixth paragraph and the fourth and fifth sentence of the twelfth paragraph, in each case under the heading of “Underwriting.”

(c) Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under this Section 7 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under this Section 7. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the Indemnifying Person) to represent the Indemnified Person in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be paid or reimbursed as they are incurred. Any such separate firm for any Underwriter, its affiliates, directors and officers and any control persons of such Underwriter shall be designated in writing by J.P. Morgan Securities LLC and any such separate firm for the Company, Finco, the Guarantors, their respective directors and officers who signed the Registration Statement and any control persons of the Company, Finco, MPT and each of the Subsidiary Guarantors shall be designated in writing by the Company and Finco. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(d) Contribution. If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, Finco, MPT and each of the Subsidiary Guarantors on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company, Finco, MPT and each of the Subsidiary Guarantors on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company, Finco, MPT and each of the Subsidiary Guarantors on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Company and Finco from the sale of the Securities and the total underwriting discounts and commissions received by the Underwriters in connection therewith, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate offering price of the Securities. The relative fault of the Company, Finco, MPT and each of the Subsidiary Guarantors on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by either of the Company, Finco or any Guarantor or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e) Limitation on Liability. The Company, Finco, the Guarantors and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the offering of the Securities exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 7 are several in proportion to their respective purchase obligations hereunder and not joint.

(f) Non-Exclusive Remedies. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.

Section 8. Effectiveness of Agreement. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

Section 9. Termination. This Agreement may be terminated in the absolute discretion of the Representative, by notice to the Company and Finco, if after the execution and delivery of this Agreement and on or prior to the Closing Date (i) trading generally shall have been suspended or materially limited on the New York Stock Exchange or the over-the-counter market; (ii) trading of any securities issued or guaranteed by the Company, Finco, MPT or any of the Subsidiary Guarantors shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Representative, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery, of the Securities on the terms and in the manner contemplated by this Agreement, the Pricing Disclosure Package and the Prospectus.

Section 10. Defaulting Underwriter.

(a) If, on the Closing Date, any Underwriter defaults on its obligation to purchase the Securities that it has agreed to purchase hereunder, the non-defaulting Underwriters may in their discretion arrange for the purchase of such Securities by other persons satisfactory to the Issuers on the terms contained in this Agreement. If, within 36 hours after any such default by any Underwriter, the non-defaulting Underwriters do not arrange for the purchase of such Securities, then the Issuers shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Underwriters to purchase such Securities on such terms. If other persons become obligated or agree to purchase the Securities of a defaulting Underwriter, either the non defaulting Underwriters or the Issuers may postpone the Closing Date for up to five full business days in order to effect any changes that in the opinion of counsel for the Issuers or counsel for the Underwriters may be necessary in the Registration Statement and the Prospectus or in any other document or arrangement, and the Issuers agree to promptly prepare any amendment or supplement to the Registration Statement and the Prospectus that effects any such changes. As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule 1 hereto that, pursuant to this Section 10, purchases Securities that a defaulting Underwriter agreed but failed to purchase.

(b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Issuers as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased does not exceed one-tenth of the aggregate principal amount of all the Securities, then the Issuers shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Securities that such Underwriter agreed to purchase hereunder plus such Underwriter’s pro rata share (based on the principal amount of Securities that such Underwriter agreed to purchase hereunder) of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made.

(c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Issuers as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased exceeds one-tenth of the aggregate principal amount of all the Securities, or if the Issuers shall not exercise the right described in paragraph (b) above, then this Agreement shall terminate without liability on the part of the non-defaulting Underwriters. Any termination of this Agreement pursuant to this Section 10 shall be without liability on the part of the Issuers or the Guarantors, except that the Issuers, MPT and each of the Subsidiary Guarantors will continue to be liable for the payment of expenses as set forth in Section 11 hereof and except that the provisions of Section 7 hereof shall not terminate and shall remain in effect.

(d) Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Issuers, the Guarantors or any non-defaulting Underwriter for damages caused by its default.

Section 11. Payment of Expenses.

(a) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Issuers, MPT and each of the Subsidiary Guarantors jointly and severally agree to pay or cause to be paid all costs and expenses incident to the performance of their respective obligations hereunder, including without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities and any taxes payable in that connection; (ii) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Preliminary Prospectus, any Issuer Free Writing Prospectus, any Pricing Disclosure Package and the Prospectus (including all exhibits, amendments and supplements thereto) and the distribution thereof; (iii) the costs of reproducing and distributing each of the Transaction Documents; (iv) the fees and expenses of the Issuers’ and the Guarantors’ counsel and independent accountants; (v) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such jurisdictions as the Representative may designate and the preparation, printing and distribution of a Blue Sky Memorandum (including the related fees and expenses of counsel for the Underwriters not to exceed $5,000); (vi) any fees charged by rating agencies for rating the Securities; (vii) the fees and expenses of the Trustee and any paying agent (including related fees and expenses of any counsel to such parties); (viii) all expenses and application fees incurred in connection with any filing with, and clearance of the offering by, FINRA; (ix) all expenses and application fees incurred in connection with the approval of the Securities for book-entry transfer by DTC; and (x) all expenses incurred by the Issuers in connection with any “road show” presentation to potential investors including without limitation, one-half of the direct hourly operating costs of aircraft or other transportation chartered in connection with the road show, provided that one-half of the direct hourly operating costs of aircraft and other transportation chartered in connection with the road show and the lodging, airfare and other expenses (including meals) of employees of the Underwriters shall be the responsibility of the Underwriters.

(b) If (i) this Agreement is terminated pursuant to Section 9, (ii) the Issuers for any reason fail to tender the Securities for delivery to the Underwriters, (iii) the Underwriters decline to purchase the Securities for any reason permitted under this Agreement or (iv) a Redemption for the full amount of Securities does occur, the Issuers, MPT and each of the Subsidiary Guarantors jointly and severally agrees to reimburse the Underwriters for all out-of-pocket costs and expenses (including the reasonable fees and expenses of their counsel) reasonably incurred by the Underwriters in connection with this Agreement and the offering contemplated hereby.

Section 12. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors, affiliates, officers and directors and any controlling persons referred to in Section 7 hereof. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of Securities from any Underwriter shall be deemed to be a successor or beneficiary merely by reason of such purchase.

Section 13. Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Issuers, MPT, the Subsidiary Guarantors and the Underwriters contained in this Agreement or made by or on behalf of the Issuers, MPT, the Subsidiary Guarantors or the Underwriters pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Issuers, MPT, the Subsidiary Guarantors or the Underwriters.

Section 14. Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City; and (c) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act.

Section 15. Compliance with USA Patriot Act. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Issuers and MPT, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.

Section 16. Miscellaneous.

(a) Authority of the Representative. Any action by the Underwriters hereunder may be taken by J.P. Morgan Securities LLC on behalf of the Underwriters, and any such action taken by J.P. Morgan Securities LLC shall be binding upon the Underwriters.

(b) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the Underwriters shall be given to the Representative c/o J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179 (fax: (212) 270-1063); Attention: Ken Lang. Notices to the Issuers, MPT and each of the Subsidiary Guarantors shall be given to them at the offices of MPT at 1000 Urban Center Drive, Suite 501, Birmingham, Alabama 35242, (fax: (205) 969-3756); Attention: Charles Lambert.

(c) Trial by Jury. MPT (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates), the Company, Finco and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

(d) Governing Law. This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(e) Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

(f) Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

(g) Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

If the foregoing is in accordance with the understanding among the Company, MPT and the Subsidiary Guarantors, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours,

MPT OPERATING PARTNERSHIP, L.P.

BY: MEDICAL PROPERTIES TRUST, LLC,
ITS GENERAL PARTNER

	BY:	MEDICAL PROPERTIES TRUST, INC.,
ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
	Name:	R. Steven Hamner
	Title:	Executive Vice President and Chief Financial Officer

MPT FINANCE CORPORATION

By:	/s/ R. Steven Hamner
	Name:	R. Steven Hamner
	Title:	President, Secretary and General Manager

MEDICAL PROPERTIES TRUST, INC.

By:	/s/ R. Steven Hamner
	Name:	R. Steven Hamner
	Title:	Executive Vice President and Chief Financial Officer

MEDICAL PROPERTIES TRUST, LLC

BY: MEDICAL PROPERTIES TRUST, INC., its sole member

By:	/s/ R. Steven Hamner
Name:	R. Steven Hamner
Title:	Executive Vice President and Chief Financial Officer

MPT OF VICTORVILLE, LLC

MPT OF BUCKS COUNTY, LLC

MPT OF BLOOMINGTON, LLC

MPT OF COVINGTON, LLC

MPT OF DENHAM SPRINGS, LLC

MPT OF REDDING, LLC

MPT OF CHINO, LLC

MPT OF DALLAS LTACH, LLC

MPT OF PORTLAND, LLC

MPT OF WARM SPRINGS, LLC

MPT OF VICTORIA, LLC

MPT OF LULING, LLC

MPT OF HUNTINGTON BEACH, LLC

MPT OF WEST ANAHEIM, LLC

MPT OF LA PALMA, LLC

MPT OF PARADISE VALLEY, LLC

MPT OF SOUTHERN CALIFORNIA, LLC

MPT OF TWELVE OAKS, LLC

MPT OF SHASTA, LLC

MPT OF WEBSTER, LLC

MPT OF TUCSON, LLC

MPT OF BOSSIER CITY, LLC

MPT OF WEST VALLEY CITY, LLC

MPT OF IDAHO FALLS, LLC

MPT OF POPLAR BLUFF, LLC

MPT OF BENNETTSVILLE, LLC

MPT OF DETROIT, LLC

MPT OF BRISTOL, LLC

MPT OF NEWINGTON, LLC

MPT OF ENFIELD, LLC

MPT OF PETERSBURG, LLC

MPT OF FAYETTEVILLE, LLC

4499 ACUSHNET AVENUE, LLC

8451 PEARL STREET, LLC

MPT OF GARDEN GROVE HOSPITAL, LLC

MPT OF GARDEN GROVE MOB, LLC

MPT OF SAN DIMAS HOSPITAL, LLC

MPT OF SAN DIMAS MOB, LLC

MPT OF CHERAW, LLC

MPT OF FT. LAUDERDALE, LLC.

MPT OF PROVIDENCE, LLC

MPT OF SPRINGFIELD, LLC

MPT OF WARWICK, LLC

MPT OF RICHARDSON, LLC

MPT OF ROUND ROCK, LLC

MPT OF SHENANDOAH, LLC

MPT OF HILLSBORO, LLC

MPT OF FLORENCE, LLC

MPT OF CLEAR LAKE, LLC

MPT OF TOMBALL, LLC

MPT OF GILBERT, LLC

MPT OF CORINTH, LLC

MPT OF BAYONNE, LLC

MPT OF ALVARADO, LLC

MPT OF DESOTO, LLC

MPT OF HAUSMAN, LLC

MPT OF HOBOKEN HOSPITAL, LLC

MPT OF HOBOKEN REAL ESTATE, LLC

MPT OF OVERLOOK PARKWAY, LLC

MPT OF NEW BRAUNFELS, LLC

MPT OF WESTOVER HILLS, LLC

MPT OF WICHITA, LLC

By:	MPT OPERATING PARTNERSHIP, L.P., sole member of each of the above entities

	By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

		By:	MEDICAL PROPERTIES TRUST, INC, its sole member

			By:	/s/ R. Steven Hamner
			Name:	R. Steven Hamner
			Title:	Executive Vice President and Chief Financial Officer

MPT OF BUCKS COUNTY, L.P.
By:	MPT OF BUCKS COUNTY, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC, its sole member

MPT OF DALLAS LTACH, L.P.
By:	MPT OF DALLAS LTACH, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC its sole member

MPT OF WARM SPRINGS, L.P.
By:	MPT OF WARM SPRINGS, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC, its sole member

MPT OF VICTORIA, L.P.
By:	MPT OF VICTORIA, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC, its sole member

MPT OF LULING, L.P.
By:	MPT OF LULING, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC, its sole member

MPT OF HUNTINGTON BEACH, L.P.
By:	MPT OF HUNTINGTON BEACH, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC, its sole member

MPT OF WEST ANAHEIM, L.P.
By:	MPT OF WEST ANAHEIM, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC, its sole member

MPT OF LA PALMA, L.P.
By:	MPT OF LA PALMA, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC, its sole member

MPT OF PARADISE VALLEY, L.P.
By:	MPT OF PARADISE VALLEY, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC,
its sole member

MPT OF SOUTHERN CALIFORNIA, L.P.
By:	MPT OF SOUTHERN CALIFORNIA, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC, its sole member

MPT OF TWELVE OAKS, L.P.
By:	MPT OF TWELVE OAKS, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC, its sole member

MPT OF SHASTA, L.P.
By:	MPT OF SHASTA, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC, its sole member

MPT OF WEBSTER, L.P.
By:	MPT OF WEBSTER, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC, its sole member

MPT OF GARDEN GROVE HOSPITAL, L.P.
By:	MPT OF GARDEN GROVE HOSPITAL, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC, its sole member

MPT OF GARDEN GROVE MOB, L.P.
By:	MPT OF GARDEN GROVE MOB, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC, its sole member

MPT OF SAN DIMAS HOSPITAL, L.P.
By:	MPT OF SAN DIMAS HOSPITAL, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC, its sole member

MPT OF SAN DIMAS MOB, L.P.
By:	MPT OF SAN DIMAS MOB, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC, its sole member

MPT OF RICHARDSON, L.P.
By:	MPT OF RICHARDSON, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC, its sole member

MPT OF ROUND ROCK, L.P.
By:	MPT OF ROUND ROCK, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC, its sole member

MPT OF SHENANDOAH, L.P.
By:	MPT OF SHENANDOAH, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC, its sole member

MPT OF HILLSBORO, L.P.
By:	MPT OF HILLSBORO, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC, its sole member

MPT OF CLEAR LAKE, L.P.
By:	MPT OF CLEAR LAKE, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC, its sole member

MPT OF TOMBALL, L.P.
By:	MPT OF TOMBALL, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC, its sole member

MPT OF CORINTH, L.P.
By:	MPT OF CORINTH, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC, its sole member

MPT OF ALVARADO, L.P.
By:	MPT OF ALVARADO, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC, its sole member

MPT OF DESOTO, L.P.
By:	MPT OF DESOTO, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC, its sole member

MPT OF MOUNTAIN VIEW LLC
By:	MPT OF IDAHO FALLS, LLC, its sole member

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC, its sole member

WICHITA HEALTH ASSOCIATES LIMITED PARTNERSHIP
By:	MPT OF WICHITA, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC, its sole member

				By:	/s/ R. Steven Hamner
					Name:	R. Steven Hamner
					Title:	Executive Vice President and Chief Financial Officer

Accepted:

J.P. MORGAN SECURITIES LLC

For itself and on behalf of the
several Underwriters listed
in Schedule 1 hereto.

By:	/s/ Meghann N. Dotson
Authorized Signatory

Schedule 1

Underwriter	Principal Amount

J.P. Morgan Securities LLC	$68,000,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated	42,000,000
Deutsche Bank Securities Inc.	30,000,000
RBC Capital Markets, LLC	30,000,000
KeyBanc Capital Markets Inc.	14,000,000
SunTrust Robinson Humphrey, Inc.	8,000,000
Raymond James & Associates, Inc.	4,000,000
Morgan Keegan & Company, Inc.	4,000,000

Total	$200,000,000

Schedule 2(a)

Subsidiaries of MPT Operating Partnership, L.P.

MPT of Victorville, LLC

MPT of Bucks County, LLC

MPT of Bucks County, L.P.

MPT of Bloomington, LLC

MPT of Covington, LLC

MPT of Denham Springs, LLC

MPT of Redding, LLC

MPT of Chino, LLC

MPT of Dallas LTACH, LLC

MPT of Dallas LTACH, L.P.

MPT of Portland, LLC

MPT of Warm Springs, LLC

MPT of Warm Springs, L.P.

MPT of Victoria, LLC

MPT of Victoria, L.P.

MPT of Luling, LLC

MPT of Luling, L.P.

MPT of Huntington Beach, LLC

MPT of Huntington Beach, L.P.

MPT of West Anaheim, LLC

MPT of West Anaheim, L.P.

MPT of La Palma, LLC

MPT of La Palma, L.P.

MPT of Paradise Valley, LLC

MPT of Paradise Valley, L.P.

MPT of Southern California, LLC

MPT of Southern California, L.P.

MPT of Twelve Oaks, LLC

MPT of Twelve Oaks, L.P.

MPT of Shasta, LLC

MPT of Shasta, L.P.

MPT of Webster, LLC

MPT of Webster, L.P.

MPT of Tucson, LLC

MPT of Bossier City, LLC

MPT of West Valley City, LLC

MPT of Idaho Falls, LLC

MPT of Poplar Bluff, LLC

MPT of Bennettsville, LLC

MPT of Detroit, LLC

MPT of Bristol, LLC

MPT of Newington, LLC

MPT of Enfield, LLC

MPT of Petersburg, LLC

MPT of Fayetteville, LLC

MPT of Wichita, LLC

4499 Acushnet Avenue, LLC

8451 Pearl Street, LLC

MPT of North Cypress, LLC

MPT of North Cypress, L.P.

MPT of Garden Grove Hospital, LLC

MPT of Garden Grove Hospital, L.P.

MPT of Garden Grove MOB, LLC

MPT of Garden Grove MOB, L.P.

MPT of San Dimas Hospital, LLC

MPT of San Dimas Hospital, L.P.

MPT of San Dimas MOB, LLC

MPT of San Dimas MOB, L.P.

MPT Cheraw, LLC

MPT Covington TRS, Inc.

MPT of Ft. Lauderdale, LLC.

MPT of Providence, LLC

MPT of Springfield, LLC

MPT of Warwick, LLC

Wichita Health Associates, L.P.

Mountain View- MPT Hospital, LLC

MPT Development Services, Inc.

MPT of Richardson, LLC

MPT of Richardson, L.P.

MPT of Round Rock, LLC

MPT of Round Rock, L.P.

MPT of Shenandoah, LLC

MPT of Shenandoah, L.P.

MPT of Hillsboro, LLC

MPT of Hillsboro, L.P.

MPT of Florence, LLC

MPT of Clear Lake, LLC

MPT of Clear Lake, L.P.

MPT of Tomball, LLC

MPT of Tomball, L.P.

MPT of Gilbert, LLC

MPT of Corinth, LLC

MPT of Corinth, L.P.

MPT of Bayonne, LLC

MPT of Alvarado, LLC

MPT of Alvarado, L.P.

MPT DS Equipment Holding, LLC

MPT of Kansas City, LLC

MPT of Desoto, LLC

MPT of Desoto, L.P.

MPT of Desoto Hospital, LLC

MPT of Hoboken Real Estate, LLC

MPT of Hoboken Hospital, LLC

MPT of Hoboken TRS, LLC

MPT Finance Corporation

MPT of Morgantown, LLC

MPT of Mountain View, LLC

MPT of Hausman, LLC

MPT of Overlook Parkway, LLC

MPT of New Braunfels, LLC

MPT of Westover Hills, LLC

MPT of New Braunfels Hospital, LLC

MPT of the 69th Street, LLC

MPT of Hoboken TRS, LLC

MPT Desoto Hospital, LLC

MPT of Schertz, LLC

MPT of Peoria, LLC*

MPT of Greenville, LLC*

*	Dissolution of subsidiary in process.

Schedule 2(b)

Subsidiaries of Medical Properties Trust, Inc.

Medical Properties Trust LLC

MPT Operating Partnership, L.P.

All of the entities identified on Schedule 2(a)